Other Receivable	12 Months Ended
Sep. 30, 2025
Other Receivable [Abstract]
OTHER RECEIVABLE

NOTE 6 — OTHER RECEIVABLE

Other receivable consists of the following:

	As of September 30,
	2025	2024
Receivable from Yunan Faxi (1)	$-	$3,562,472
Redemption of short-term investment (2)	-	1,377,873
Prepaid value added tax	1,023,084	475,331
Prepayment for advertising	843,777	219,830
Prepayment for property, plant and equipment	136,185	-
Prepayment for research and development	99,733	-
Others	177,901	31,090
Total other receivable	$2,280,680	$5,666,596

(1)	On September 26, 2022, the Company entered into a letter of intent for an equity transfer with an individual, Mr. Xibo Liu, pursuant to which, Mr. Xibo Liu transfers his 51% ownership in Yunnan Faxi to the Company at the price of RMB72 million (approximately $10.0 million). Based on contract terms, the Company prepaid RMB25 million (approximately $3.4 million) within three (3) business days upon signing the letter of intent. However, due to unsatisfactory performance of Yunnan Faxi, the equity transfer contract was terminated on December 20, 2024. The amount of $3,562,472 (RMB25 million) was recorded as other receivable as of September 30, 2024, and collected back in January 2025.

(2)	On September 24, 2024, the Company entered into an agreement with a third party to transfer its short-term investment at the price of $1,377,873. The amount was recorded as other receivable as of September 30, 2024, and collected back on December 23, 2024.